BLACKROCK FUNDS III

BlackRock Cash Funds: Institutional

(the “Fund”)

Supplement Dated June 13, 2016 to the

Prospectus for SL Agency Shares dated April 29, 2016

BlackRock currently does not intend to sell the SL Agency Shares of the Fund to anyone other than investment companies for which (i) BlackRock Fund Advisors, BlackRock Institutional Trust Company, N.A. (“BTC”), or an affiliate provides investment advisory or administrative services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of the Fund.

Shareholders should retain this Supplement for future reference.

PRO-CF-SLA-0616SUP